Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ON Technology Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Steven R. Wasserman, the Vice President of Finance, Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350 that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003	/s/ STEVEN R. WASSERMAN*
Steven R. Wasserman Vice President of Finance, Chief Financial Officer and Treasurer

*	A signed original of this written statement required by Section 906 has been provided to ON Technology Corporation and will be retained by ON Technology Corporation and furnished to the Securities and Exchange Commission or its staff upon request